Supplement to
Fidelity's Government Bond Funds
September 29, 2003
Prospectus

The following information replaces similar information found under the heading Selling Shares in the Shareholder Information section on page 18.

  If you hold your shares in a Fidelity mutual fund account and you sell shares by writing a check, if available, and the amount of the check is greater than the value of your fund position, your check will be returned to you and you may be subject to additional charges.

The following information replaces similar information found under the heading Features in the Shareholder Information section on page 19.

Checkwriting

  To sell Fidelity fund shares from your Fidelity mutual fund account (only if checkwriting was set up on your account prior to July 31, 2004) or withdraw money from your Fidelity brokerage account.

GVT-04-02 August 1, 2004
1.477036.115